UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) At its November 14, 2019 meeting, the board of directors of Spire Inc. (the “Company”) appointed Steven L. Lindsey, 53, to the position of Executive Vice President, Chief Operating Officer effective January 1, 2020. The Company delayed the filing of this Current Report on Form 8-K until the date on which the Company made a public announcement of such appointment pursuant to the instruction to Item 5.02(c) of Form 8-K. A copy of the Company’s press release announcing the appointment of Mr. Lindsey is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Mr.  Lindsey joined the Company in 2012, most recently serving as our Executive Vice President, Chief Executive Officer of Gas Utilities and Distribution Operations. Mr. Lindsey also serves as an executive officer of certain of the Company’s subsidiaries. There is no arrangement or understanding between Mr. Lindsey and any other person pursuant to which Mr.  Lindsey was appointed to this position by the Company. There are no related-party transactions between the Company and Mr. Lindsey, and there are no family relationships between Mr.  Lindsey and any of the directors or officers of the Company.

The material terms of Mr. Lindsey’s compensatory arrangement following his promotion with the Company will be as follows:

•	His annual base salary will be $535,000.
•	He will be eligible for an annual cash incentive bonus equal to 75% of his annual base salary at target performance and capped at 112.5% of his annual base salary.
•	On December 4, 2019, Mr. Lindsey was granted:
o	2,410 shares of restricted stock that will vest on November 21, 2022 if Mr. Lindsey continues employment through that date and
o	7,230 stock units at target performance (14,460 at high performance) that become eligible to vest after a three-year performance period is complete and certain performance metrics are satisfied.
•

Mr. Lindsey will continue to participate in the Company’s Executive Severance Plan, which is described in our most-recent proxy statement that was filed with the Securities and Exchange Commission on December 14, 2018.

•

Additionally, Mr. Lindsey will be eligible to participate in the Company’s standard benefit package available to other employees including group health benefits, life insurance, 401(k) plan and other benefits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Spire Inc. Press Release, dated December 9, 2019.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	December 9, 2019	By:	/s/ Ellen L. Theroff
Ellen L. Theroff Vice President, Corporate Secretary